Subsequent Events	12 Months Ended
Sep. 26, 2014
Subsequent Events [Abstract]
Subsequent Events

23.	Subsequent Events
On November 12, 2014, the Company was informed by the FDA that they believe that the Company's Methylphenidate ER products may not be therapeutically equivalent to the category reference listed drug. As a result, on November 13, 2014, the FDA reclassified Methylphenidate ER from freely substitutable at the pharmacy level (class AB) to presumed to be therapeutically inequivalent (class BX). The FDA has indicated that it has not identified any serious safety concerns with the products. The FDA indicated that its reclassification is attributable to concerns that the products may not produce the same therapeutic benefits for some patients as the reference listed drug. The FDA further indicated that Company's Methylphenidate ER product is still approved and can be prescribed. The FDA has requested that within six months, the Company demonstrate the bioequivalence of its products using the draft guidance for revised bioequivalence standards issued by the FDA on November 6, 2014 or voluntarily withdraw our products from the market. The Company expects that the FDA's action to reclassify our Methylphenidate ER products will significantly impact net sales and operating income unless the FDA revises its decision.
Mallinckrodt Inc. v. U.S. Food and Drug Administration and United States of America. The Company filed a Complaint for Declaratory and Injunctive Relief in the U.S. District Court for the District of Maryland Greenbelt Division against the FDA and the United States of America on November 17, 2014 for judicial review of what the Company believes is FDA's inappropriate and unlawful reclassification of the Company's methylphenidate hydrochloride extended-release tablets in the Orange Book: Approved Drug Products with Therapeutic Equivalence (Orange Book) on November 13, 2014. In its complaint, the Company has asked the court to: issue an injunction to (a) set aside the FDA's reclassification of the Company's methylphenidate ER products from AB (freely substitutable at the pharmacy level) to BX (presumed to be therapeutically inequivalent) in the Orange Book and (b) prohibit the FDA from reclassifying Mallinckrodt's methylphenidate ER products in the future without following applicable legal requirements; and issue a declaratory judgment that the FDA's action reclassifying Mallinckrodt's methylphenidate ER products in the Orange Book is unlawful. Mallinckrodt concurrently filed a motion with the same court requesting an expedited hearing to issue a temporary restraining order (TRO) directing FDA to reinstate the Orange Book AB rating for the Company's methylphenidate ER drug on a temporary basis.
During the three months ended March 27, 2015, the Company increased reserves for various legal contingencies, that existed as of September 26, 2014, by approximately $40 million as a result of changes in estimates regarding the ultimate resolution of certain matters.